Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO H. Andrew DeFerrari, Senior Vice President and CFO Callie A. Tomasso, Investor Relations (561) 627-7171

Palm Beach Gardens, Florida		December 4, 2019

DYCOM INDUSTRIES, INC. ANNOUNCES PROPOSED OFFERING
OF $300 MILLION OF SENIOR NOTES DUE 2027

Palm Beach Gardens, Florida, December 4, 2019 - Dycom Industries, Inc. (NYSE: DY) (“Dycom” or the “Company”) today announced that it intends to offer, subject to market and other conditions, $300 million aggregate principal amount of senior notes due 2027 (the “senior notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).
The senior notes will be guaranteed on a senior unsecured basis, jointly and severally, by all of Dycom’s domestic subsidiaries that guarantee its senior credit facilities. The senior notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The senior notes have not been, and will not be, registered under the Securities Act or any applicable state or foreign securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
Concurrently with the senior notes offering, in separate, privately-negotiated transactions, Dycom expects to enter into arrangements with certain holders of its outstanding 0.75% Convertible Senior Notes due 2021 (the “convertible notes”) to repurchase up to $275.0 million principal amount of the outstanding convertible notes. Dycom intends to use up to $275.0 million of the net proceeds of the senior notes offering to finance the convertible notes repurchases and use any remaining net proceeds of the senior notes offering for the repayment of amounts outstanding under the revolving portion of its senior credit facilities and for working capital and general corporate purposes. To the extent Dycom is unable to repurchase the entire expected amount of convertible notes, it will use any remaining net proceeds from the senior notes offering to repay additional amounts outstanding under its senior credit facilities. The repurchases of the convertible notes, along with the related transactions described below, may affect the market price of Dycom’s common stock.

In connection with the issuance of the convertible notes in 2015, Dycom entered into separate convertible note hedge transactions (the “convertible note hedge transactions”) and warrant transactions (the “warrant transactions” and, together with the convertible note hedge transactions, the “option transactions”) with certain financial institutions (the “option counterparties”). In order to reflect the reduced principal amount of convertible notes that will be outstanding as a result of the repurchases, Dycom expects to enter into agreements with the option counterparties to terminate a portion of the option transactions in connection with the repurchases of the convertible notes. In connection with these transactions, the Company may receive payments from or make payments to the option counterparties in amounts that depend on the market price of its common stock during the related valuation period.
The holders of the convertible notes may purchase shares of the Company’s common stock in secondary market transactions and/or enter into or unwind derivative transactions with respect to shares of the Company’s common stock with a similar economic effect in connection with the repurchases of the convertible notes. The option counterparties and/or their respective affiliates may sell shares of the Company’s common stock in secondary market transactions and/or enter into or unwind derivative transactions with respect to shares of the Company’s common stock with a similar economic effect in connection with the termination of the option transactions. Any such purchase activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock at that time, and any such sale activity could decrease (or reduce the size of any increase in) the market price of the Company’s common stock at that time.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale or purchase of any of the securities described herein in any state or jurisdiction in which such an offer, solicitation, sale or repurchase would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction.

About Dycom Industries, Inc.
Dycom is a leading provider of specialty contracting services throughout the United States. These services include program management; planning; engineering and design; aerial, underground, and wireless construction; maintenance; and fulfillment services for telecommunications providers. Additionally, Dycom provides underground facility locating services for various utilities, including telecommunications providers, and other construction and maintenance services for electric and gas utilities.
Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to Dycom’s proposed senior notes offering, the repurchases of the convertible notes with a portion of the net proceeds of the proposed senior notes offering and the related termination of a portion of the option transactions and the application of the remaining net proceeds of the proposed senior notes offering as described above (collectively, the “Transactions”) and are subject to change. Forward looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual events or actual future results to differ materially from the expectations set forth in any forward-looking statements in this press release. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports), and include changes in the markets and market pricing that may affect the expected effects of the Transactions, the Company’s ability to effectively execute its business and capital plans, business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, customer capital budgets and spending priorities, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations related to the Company’s backlog, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company's ability to generate sufficient cash to service its indebtedness, restrictions imposed by our credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this press release are qualified by these risk factors. Although Dycom believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this press release. If any of these risks or uncertainties materializes, the potential benefits of the Transactions may not be realized, Dycom’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. There is no assurance that the Transactions will be completed or completed as described above. The Company does not undertake any obligation to update forward-looking statements.